UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE A CT OF 1934

Date of report (Date of earliest event reported)  May 31, 2006

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)

The Oil & Gas Commerce Building
309 West 7th Street, Suite 1600
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Employment Agreement with Morris B. Smith

On June 1, 2006, Cano Petroleum, Inc. (“Cano”) entered into an employment agreement (the “Employment Agreement”) with Morris B. Smith, appointing Mr. Smith as Senior Vice President and Chief Financial Officer. The Employment Agreement has a three-year term and provides for an annual salary of $240,000 and a bonus to be determined at the discretion of the board of directors (the “Board”) of up to Mr. Smith’s entire annual base salary. In addition, Mr. Smith may receive increases in base salary at the discretion of the Board.

Mr. Smith’s employment may be terminated prior to May 31, 2009 only (i) upon his death; (ii) if, as a result of his incapacity due to physical or mental illness, he shall be absent from his duties or unable to perform his duties for a total of 90 days during any twelve month period, and within fifteen days after written notice of termination is given, shall not have returned to the performance of his full duties on a full time basis; or (iii) for “Cause” as defined in his employment agreement.

If Cano (i) terminates Mr. Smith’s employment other than due to Mr. Smith’s physical or mental illness as set forth in the Employment Agreement or other than for “Cause” as defined in the Employment Agreement; (ii) assigns Mr. Smith any duties materially inconsistent with Mr. Smith’s position as Senior Vice President and Chief Financial Officer of Cano; or (iii) assigns Mr. Smith a title, office or status which is inconsistent with his present title, office or status, other than a promotion, Cano shall pay Mr. Smith the greater of (a) his annual base salary for the remainder of the term of the Employment Agreement; or (b) six months of his annual base salary.

If within twelve months after a “Change in Control,” as defined in the Employment Agreement, Cano terminates Mr. Smith’s employment for any reason or Mr. Smith resigns at any time after any diminution of his job title, duties or compensation or the relocation of Mr. Smith to an office in a county that does not abut Tarrant County, Texas, Cano shall pay Mr. Smith three times his annual salary and three times his prior year’s bonuses and shall provide for three years to him, his spouse and dependents the right to participate in any health and dental plans that Cano maintains for its employees.

The Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. Prior to the effective date of the Employment Agreement, Mr. Smith served as a Director on Cano’s Board and as Chairman of its Audit Committee. See Item 5.02 regarding Mr. Smith’s resignation from Cano’s Board.

Second Amendment to Employment Agreement of James K. Teringo, Jr.

On June 1, 2006, Cano entered into a second amendment to the employment agreement of James K. Teringo, Jr., Cano’s Vice President, General Counsel and Corporate Secretary, which establishes Mr. Teringo’s title as Senior Vice President, General Counsel and Corporate Secretary.

In addition, the amendment modifies provisions of Mr. Teringo’s employment agreement to comply with the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to the amendment, any lump sum payable to Mr. Teringo pursuant to a change in control pursuant to the employment agreement will be reduced to the extent it constitutes a “parachute payment” as defined in Section 280G of the Code. In addition, if Mr. Teringo is a “specified employee” within the meaning of Code Section 409A upon his termination, any payments or other benefits made to Mr. Teringo pursuant to his employment agreement shall be delayed as necessary to comply with Section 409A of the Code.

The amendment is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Second Amendment to Employment Agreement of John Lacik

On June 1, 2006, Cano entered into an amendment to the employment agreement of John Lacik, appointing Mr. Lacik as Senior Vice President of Operations. Prior to this appointment, Mr. Lacik served as Cano’s Vice President of Oil and Gas Operations. Pursuant to the amendment, Mr. Lacik’s annual base salary is increased from $120,000 to $200,000.

The amendment is attached hereto as Exhibit 10.3 and incorporated herein by reference. See Item 5.02 regarding the appointment of Mr. Lacik as Senior Vice President of Operations.

Second Amendment to Employment Agreement of Michael J. Ricketts

On June 1, 2006, Cano entered into a second amendment to the employment agreement of Michael J. Ricketts, Cano’s Chief Financial Officer, which establishes Mr. Ricketts’ new title as Vice President and Principle Accounting Officer.

The amendment is attached hereto as Exhibit 10.4 and incorporated herein by reference. See Item 5.02 regarding the modification of Mr. Ricketts’ title and responsibilities.

Employee Restricted Stock Award Agreements of Morris B. Smith, James K. Teringo, Jr., and John Lacik

On June 1, 2006, Cano granted 60,000 shares of restricted common stock to Morris B. Smith, Senior Vice President and Chief Financial Officer, with one-third of the shares vesting on May 30, 2007, one-third of the shares vesting on May 30, 2008, and one-third of the shares vesting  on May 30, 2009. Any shares of restricted stock that have not vested on the date of Mr. Smith’s termination of service shall be forfeited.

On June 1, 2006, Cano granted (i) 20,000 shares of restricted common stock to James K. Teringo, Jr., Senior Vice President, General Counsel and Corporate Secretary, and (ii) 30,000 shares of restricted common stock to John Lacik, Senior Vice President of Operations. All of the shares issued to Messrs. Teringo and Smith vest on the third anniversary of the grant date. Any shares of restricted stock that have not vested on the date of the participant’s termination of service shall be forfeited.

Unless shares of restricted stock are vested and no longer subject to forfeiture, the participant is not permitted to sell, transfer, pledge or assign such shares. However, beginning on the date of grant of the restricted stock, the participant is permitted to vote such shares of restricted stock.

The Restricted Stock Award Agreements are attached hereto as Exhibit 10.5, 10.6, and 10.7 respectively and incorporated herein by reference.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Morris B. Smith from the Board and Appointment as Senior Vice President and Chief Financial Officer

On May 31, 2006, Morris B. Smith resigned from Cano’s Board and on June 1, 2006, he was appointed as Senior Vice President and Chief Financial Officer. From July 2004 until May, 2006, Mr. Smith was a management consultant, served as Chief Financial Officer of RBI International, Ltd. (“Ulterra”) for the period of May 2005 to August 2005 and currently serves on the board of directors. From October 2004 to January 2005, he was the Interim Chief Financial Officer of Stroud Oil Properties. From January 2004 to June 2004, Mr. Smith was a consultant. From August 2000 to December 2003, he was Executive Vice President, Chief Financial Officer and Treasurer of Encore Acquisition Company where he was also Corporate Secretary from December 2002 to December 2003. From July 1996 to July 2000, Mr. Smith was Vice President of Finance and Chief Financial Officer of Union Pacific Resources. There is no family relationship among Mr. Smith and any directors or other executive officers. For a description of Mr. Smith’s employment agreement, see “Item 1.01 – Entry into a Material Definitive Agreement – Employment Agreement with Morris B. Smith.”

Change of Position of Michael J. Ricketts from Chief Financial Officer to Vice President and Principal Accounting Officer

On June 1, 2006, Michael J. Ricketts’ position was changed such that he is no longer the Chief Financial Officer and is now the Vice President and Principal Accounting Officer. From May 28, 2004 to May 31, 2006, he was the Chief Financial Officer of Cano and was a member of the Board of Directors from June 25, 2004 until April 6, 2005. Prior to joining Cano on May 28, 2004, Mr. Ricketts was employed for fifteen years by TNP Enterprises, Inc., and its subsidiaries Texas-New Mexico Power Company and First Choice Power. He served as Director, Treasury from 2003 to 2004 and as Director, Business Development from 2002 to 2003. From 1998 to 2002, he served as Controller and Assistant Controller. There is no family relationship among Mr. Ricketts and any director or other executive officer.

Pursuant to the terms of an Employment Agreement dated May 28, 2004, as amended effective January 1, 2006 and June 1, 2006, Mr. Ricketts is employed until June 30, 2006 as Vice President and Principal Accounting Officer. His annual salary is $150,000, and he is eligible for an annual bonus of up to 100% of his base salary as shall be determined at the sole discretion of the Board. Mr. Ricketts’ employment may be terminated prior to June 30, 2006 only (i) upon his death; (ii) if, as a result of his incapacity due to physical or mental illness, he shall be absent from his duties or unable to perform his full duties for a total of 90 days during any twelve month period, and within fifteen days after written notice of termination is given, shall not have returned to the performance of his full duties on a full-time basis; or (iii) for “Cause” as defined in his employment agreement.

Appointment of John Lacik as Senior Vice President of Operations

On June 1, 2006, John Lacik was appointed Senior Vice President of Operations. From January 2005 to January 2006, he was Cano’s Production Superintendent and from January 2006 to May 31, 2006, he was Cano’s Vice President of Oil and Gas Operations. From November 1999 to December 2004, he was an Oil and Gas Drilling and Production, and Environmental Consultant for B & L Consulting. From October 1996 to October 1999, he was the Environmental Specialties Division Operations Manager for TETRA Technologies, Inc. There is no family relationship among Mr. Lacik and any director or other executive officer.

Pursuant to the terms of an Employment Agreement dated May 1, 2005, as amended effective May 1, 2005 and June 1, 2006, Mr. Lacik is employed until April 30, 2008 as Senior Vice President of Operations. His annual salary is $200,000. In addition, Mr. Lacik is to receive a five percent raise on May 1, 2007. Mr. Lacik’s employment may be terminated prior to April 30, 2008 only (i) upon his death; (ii) if, as a result of his incapacity due to physical or mental illness, he shall be absent from his duties or unable to perform his duties for a total of 90 days during any twelve month period, and within fifteen days after written notice of termination is given, shall not have returned to the performance of his full duties on a full time basis; or (iii) for “Cause” as defined in his employment agreement.

Appointment of Patrick W. Tolbert and Dennis McCuistion to the Board

On May 31, 2006, Cano’s Board selected Patrick W. Tolbert and Dennis McCuistion to be additional members of the Board. Both Mr. Tolbert and Mr. McCuistion have been appointed to the Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee. The Board has determined that Mr. Tolbert is the Audit Committee financial expert, and he is also the Chairman of the Audit Committee.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                           Employment Agreement of Morris B. Smith effective June 1, 2006.

10.2                           Second Amendment to Employment Agreement of James K. Teringo, Jr. effective June 1, 2006.

10.3                           Second Amendment to Employment Agreement of John Lacik effective June 1, 2006.

10.4                           Second Amendment to Employment Agreement of Michael J. Ricketts effective June 1, 2006.

10.5                           Employee Restricted Stock Award Agreement of Morris B. Smith effective June 1, 2006.

10.6                           Employee Restricted Stock Award Agreement of James K. Teringo, Jr. effective June 1, 2006.

10.7                           Employee Restricted Stock Award Agreement of John Lacik effective June 1, 2006.

10.8                           Employment Agreement of John Lacik effective May 1, 2005.

10.9                           First Amendment to Employment Agreement of John Lacik effective May 1, 2005.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date:	June 6, 2006

	By:	/s/ Morris B. Smith
Morris B. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement of Morris B. Smith effective June 1, 2006.

10.2	Second Amendment to Employment Agreement of James K. Teringo, Jr. effective June 1, 2006.

10.3	Second Amendment to Employment Agreement of John Lacik effective June 1, 2006.

10.4	Second Amendment to Employment Agreement of Michael J. Ricketts effective June 1, 2006.

10.5	Employee Restricted Stock Award Agreement of Morris B. Smith effective June 1, 2006.

10.6	Employee Restricted Stock Award Agreement of James K. Teringo, Jr. effective June 1, 2006.

10.7	Employee Restricted Stock Award Agreement of John Lacik effective June 1, 2006.

10.8	Employment Agreement of John Lacik effective May 1, 2005.

10.9	First Amendment to Employment Agreement of John Lacik effective May 1, 2005.